EXHIBIT 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly report on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission by Millstream Acquisition Corporation (the "Company") on the date hereof, Arthur Spector, the Chief Executive Officer of the Company, and Lynda R. Guinan, the Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted:

1. The Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2003 (the "Periodic Report"), to which this Certification is attached as
     Exhibit 32, fully complies with the requirements of Section 13(a) or
     Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company.



Dated: October 8, 2003                           /s/ Arthur Spector
                                                 -----------------------
                                                 Chief Executive Officer


                                                 /s/ Lynda R. Guinan
                                                 -----------------------
                                                 Chief Financial Officer


This certification accompanies the Periodic Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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